Exhibit 10.7

Execution Copy

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), dated as of March 25, 2004, is by and among:

(1) AMERICAN CAPITAL STRATEGIES, LTD., a Delaware Corporation (together with its successors and assigns, “American Capital”);

(2) ACS FUNDING TRUST I, a Delaware statutory trust, as a buyer (together with its successors and assigns in such capacity, “ACS Funding Trust I”);

(3) BRANCH BANKING AND TRUST COMPANY, a North Carolina corporation, as Administrative Agent and as agent for the secured parties under the Credit Agreement (as defined herein) (together with its successors and assigns in such capacity, “BB&T”);

(4) Each party that from time to time executes a joinder agreement in the form of Annex C hereto, in its capacity as agent under the applicable Securitization Documents (as defined below) (each such party, together with its respective successors and assigns in such capacity, a “Securitization Agent”) or in its capacity as administrative agent under the applicable Credit Facility (as defined below) (each such party, together with its respective successors and assigns in such capacity, a “Lender Agent”); and

(5) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as the escrow agent (together with its successors and assigns in such capacity, the “Escrow Agent”).

W I T N E S S E T H

WHEREAS, American Capital has entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of June 13, 2003, by and between ACS Funding Trust I and American Capital (as amended, modified, waived, supplemented or restated from time to time, the “Funding Trust I Purchase Agreement”), pursuant to which American Capital has agreed to sell, transfer, assign and set over and otherwise convey to ACS Funding Trust I, from time to time, certain Loans and the Related Property, loan documents, collections, interest and Proceeds related thereto;

WHEREAS, on the date hereof, American Capital will enter into a Credit Agreement, by and among American Capital, the banks party thereto, Wells Fargo, as the backup servicer and collateral custodian and BB&T, as Administrative Agent (as amended, modified, waived, supplemented or restated from time to time, the “Credit Agreement”), pursuant to which American Capital has granted to BB&T, as agent for the secured parties under the Credit Agreement, a first priority perfected security interest in the collateral under the Credit

Agreement, which includes, without limitation, certain Loans and the Related Property, loan documents, collections, interest and proceeds related thereto;

WHEREAS, American Capital may from time to time, after the date of this Agreement, enter into one or more additional securitization transactions pursuant to which American Capital or an assignee or affiliate will sell, transfer, assign, set over and otherwise convey to a special purpose entity (each such special purpose entity a “Securitization Entity”, and together with ACS Funding Trust I, the “Buyers”) certain Loans and the Related Property, loan documents, collections, interest and proceeds related thereto (the agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time, are referred to collectively herein as “Securitization Documents”);

WHEREAS, American Capital may from time to time, after the date of this Agreement, enter into one or more additional borrowing transactions pursuant to which American Capital or an assignee or affiliate will grant to the applicable Lender Agent for the benefit of the lenders party thereto, a first priority perfected security interest in certain Loans and the Related Property, loan documents, collections, interest and proceeds related thereto (the agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time, are referred to collectively herein as a “Credit Facility” and, together with the Funding Trust I Purchase Agreement, the Credit Agreement and any Securitization Documents, the “Purchase Agreements”);

WHEREAS, American Capital has entered into that certain Amended and Restated Pledge and Security Agreement, dated as of June 13, 2003, by and among American Capital, as the seller, ACS Funding Trust I, as the buyer, and Wells Fargo, as escrow agent (as amended, modified, waived, supplemented or restated from time to time, the “Funding Trust I Pledge Agreement”), pursuant to which American Capital granted to ACS Funding Trust I a first priority perfected security interest in certain Supplemental Interests to secure American Capital’s Secured Obligations;

WHEREAS, American Capital, ACS Funding Trust I and Wells Fargo desire to amend, restate and replace the Funding Trust I Pledge Agreement in its entirety in the form of this Agreement; and

WHEREAS, American Capital, ACS Funding Trust I, BB&T and Wells Fargo wish to enter into this Second Amended and Restated Pledge and Security Agreement pursuant to which American Capital will grant to ACS Funding Trust I and BB&T (together with the Buyers and any Lender Agent and the respective transferees of each Buyer, each Lender Agent and BB&T, the “Secured Parties”) a first priority perfected security interest in the Pledged Supplemental Interests to secure the Secured Obligations;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree that, effective on the date hereof, the Funding Trust I Pledge Agreement will be amended and restated in its entirety in the form of this Agreement and further covenant and agree as follows:

Section 1. Definitions.

Capitalized terms used but not defined herein shall have the meanings provided in Annex A hereto.

Section 2. Grant of Security. American Capital hereby pledges and assigns to the Secured Parties, as security for the Secured Obligations, all of American Capital’s right, title and interest in and to, whether now existing and/or hereafter arising and/or acquired, in Pledged Supplemental Interests, all investment property (as such term is defined in Article 9 of the UCC) relating to or arising out of such Pledged Supplemental Interests and all proceeds of the foregoing (collectively, the “Collateral”).

Section 3. Apportionment of Supplemental Interests.

(a) Each Secured Party’s ratable portion of any Pledged Supplemental Interest shall be determined by reference to the proportion that (i) the outstanding principal amount of the related Underlying Note sold or in which a security interest has been granted to the applicable Secured Party bears to (ii) the aggregate outstanding principal amount of the related Underlying Notes (such portion, the “Pro Rata Share” of such Secured Party).

(b) No Secured Party shall have any right, title or interest in or to any portion of a Pledged Supplemental Interest which does not constitute a portion of such Secured Party’s Pro Rata Share of such Pledged Supplemental Interest.

(c) No Secured Party shall have any right, title or interest in or to any Supplemental Interest which is not a Pledged Supplemental Interest, and all such right, title and interest shall be vested in American Capital.

(d) The parties hereto expressly agree that all Supplemental Interests relating to Loans previously conveyed to ACS Funding Trust I are deemed to have been allocated to the related Underlying Note so previously conveyed by reference to the proportion that (i) the outstanding principal amount of the related Underlying Note sold or in which a security interest has been granted to ACS Funding Trust I bears to (ii) the aggregate outstanding principal amount of the related Underlying Note. The Supplemental Interests so allocated to the Underlying Note previously funded by (or amounts contributed to) ACS Funding Trust I shall become Pledged Supplemental Interests hereunder and shall be allocated (or re-allocated, as the case may be) to the Secured Parties hereunder in accordance with each such Secured Party’s Pro Rata Share of the related Underlying Notes evidencing the related Loan, in each case as of the date of this Agreement as set forth on Schedule I hereto. Amounts of Supplemental Interests relating to Loans previously conveyed to ACS Funding Trust I but not allocated to a Secured Party in accordance with the preceding sentence shall not constitute Pledged Supplemental Interests hereunder.

Section 4. Continuing Security Interest; Pledge Termination Date. This Agreement hereby creates a continuing security interest in the Collateral and shall (a) remain in full force and effect with respect to each Secured Party until the Collection Date applicable to such Secured Party; (b) be binding upon American Capital, its successors and assigns, and (c) inure to the benefit of each Secured Party. Upon each applicable Collection Date, the security interests granted hereby, solely to the extent of the applicable Secured Party’s Pro Rata Share of the Pledged Supplemental Interests, shall terminate.

Section 5. Secured Obligations. This Agreement is made and the security interest created hereby is granted to the Secured Parties to secure the full and punctual performance of all of American Capital’s Secured Obligations. “Secured Obligations” shall mean the obligations, representations, agreements, covenants and warranties on the part of American Capital under the Transaction Documents, whether made in its capacity as Originator, Borrower or as Servicer, including, without limitation, the Obligations (as defined in the Credit Agreement).

Section 6. Delivery of Pledged Supplemental Interests.

(a) Prior to each applicable Collection Date, such certificates or instruments shall be held by the Escrow Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Escrow Agent and each Secured Party granted a security interest hereunder in the applicable Pledged Supplemental Interest. All such certificates or instruments shall be endorsed only to the Escrow Agent or in blank. In connection with the certificates and instruments evidencing the Pledged Supplemental Interests delivered to the Escrow Agent: (i) the Escrow Agent shall act as a “securities intermediary” (as defined in Article 8 of the UCC) for the Secured Parties, (ii) the Pledged Supplemental Interests and the certificates and/or instruments evidencing the same shall be treated as “financial assets” (as defined in Article 8 of the UCC), (iii) the Escrow Agent, as such securities intermediary, shall establish and maintain on its records an account in the name of each Secured Party which shall be a “securities account” (as defined in Article 8 of the UCC) to which the Escrow Agent by book entry shall credit the Pledged Supplemental Interests delivered to the Escrow Agent, (iv) the Escrow Agent shall comply with “entitlement orders” (as defined in Article 8 of the UCC) originated by any Secured Party (to the extent of such Secured Party’s interest in the applicable Pledged Supplemental Interest) without further consent of American Capital or any other party and shall not comply with entitlement orders issued by American Capital or any other party; provided, however, that the consent of any Secured Party shall be required if and to the extent that such Secured Party’s interest in any Pledged Supplemental Interest would be affected by any entitlement order, and (v) the Escrow Agent waives and agrees not to assert or claim any interest, lien or other rights in or to the Collateral.

(b) If and to the extent of the certificates or instruments evidencing the Pledged Supplemental Interests are not endorsed to the Escrow Agent or in blank and/or are not credited to a securities account maintained by the Escrow Agent, the Escrow Agent agrees and acknowledges that it is holding and will hold possession of such certificates and instruments for the benefit of, and as the agent of and bailee for, each Secured Party granted a security interest hereunder in the applicable Pledged Supplemental Interest.

Section 7. Representation and Warranties.

American Capital hereby represents and warrants as follows:

(a) Organization and Good Standing. American Capital is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its formation and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and each other document or instrument to be delivered by American Capital hereunder.

(b) Due Qualification. American Capital is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

(c) Due Authorization. The execution and delivery of this Agreement, and the consummation of the transactions provided for herein and therein have been duly authorized by American Capital by all necessary corporate action on the part of American Capital.

(d) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which American Capital is a party or by which it or any of its property is bound.

(e) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of American Capital, threatened against American Capital before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or prospects of American Capital.

(g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of or terms hereof, have been obtained.

(h) Investment Company. American Capital is an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to be regulated as a business development company under the 1940 Act.

(i) Other Names. The legal name of American Capital is as set forth in this Agreement and within the preceding five years American Capital has not used, and American

Capital currently does not use, any tradenames, fictitious names, assumed names or “doing business as” names.

(j) Taxes. American Capital has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of American Capital); no tax lien has been filed and, to American Capital’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

(k) Place of Business. The principal executive offices of American Capital are at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814.

(l) No Liens. American Capital, is, and at the time of delivery of any Pledged Supplemental Interests pursuant to this Agreement will be, the legal and beneficial owner of such Pledged Supplemental Interests free and clear of any lien, security interest or encumbrance whatsoever except for the lien and security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering any of the Pledged Supplemental Interests shall at any time be on file in any recording office, except such as may be filed in favor of the Secured Parties pursuant to this Agreement or pursuant to each Loan Funding Agreement and Purchase Agreement.

(m) Security Interest. Pursuant to Section 2 hereof, American Capital has granted a security interest (as defined in the UCC) to the Secured Parties in the Pledged Supplemental Interests, which is enforceable in accordance with the UCC upon execution and delivery of this Agreement. Upon delivery of the Pledged Supplemental Interests to the Escrow Agent and assuming the Escrow Agent obtains and maintains “control” (within the meaning of the UCC), American Capital shall have validly granted to the Secured Parties a first priority perfected security interest in the Pledged Supplemental Interests. All filings (including, without limitation, such UCC filings) and other actions as are necessary in any jurisdiction to perfect the interest of the Secured Parties, in the Pledged Supplemental Interests have been (or prior to the execution of this Agreement will be) made.

(n) Margin Stock. The Pledged Supplemental Interests are not “margin stock” (as defined in Regulation U of the Federal Reserve Board), and the pledge of the Pledged Supplemental Interests pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or Section 7 of the Securities Exchange Act of 1934, as amended.

(o) Accuracy of Representations and Warranties. Each representation or warranty by American Capital contained herein or in any certificate or other document furnished by American Capital pursuant hereto or in connection herewith is true and correct in all material respects, except where such representation or warranty is qualified by materiality or material adverse effect, in which case such representation or warranty shall be true and correct.

The representations and warranties set forth in this Section 7 shall survive the grant of security interest in the Pledged Supplemental Interests to the Secured Parties. Upon discovery by the Secured Parties or American Capital of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other immediately upon obtaining knowledge of such breach.

Section 8. Covenants of American Capital.

(a) Transfers and other Liens. American Capital shall not (i) sell, assign or otherwise dispose of any of the Collateral, except to or in favor of the Secured Parties and except as otherwise provided herein, or (ii) create or suffer to exist any lien upon or with respect to any of the Collateral except for the security interest granted pursuant to this Agreement and each Loan Funding Agreement and Purchase Agreement.

(b) Further Assurances. American Capital agrees that it will, at any time and from time to time, at its own expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Escrow Agent or the Secured Parties, may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Escrow Agent or the Secured Parties, to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

(c) Additional Pledged Supplemental Interests. American Capital further agrees that it will promptly (and in any event within five (5) Business Days following the date any Loan is conveyed to a Secured Party under the applicable Purchase Agreement prior to the applicable Collection Date) deliver to the Escrow Agent all Supplemental Interests which are required by the Purchase Agreements to become Pledged Supplemental Interests hereunder, if any, related to the Loans granted or sold to the Secured Parties under the Purchase Agreements on such date, and take all other actions as may be reasonably necessary or requested by the Escrow Agent or the Secured Parties in order to protect and perfect the security interest granted hereby in such Pledged Supplemental Interests to the Secured Parties.

(d) Allocation of Supplemental Interests. Concurrently with the initial closing of each transaction in which one or more Loans are originated, American Capital agrees to prepare a schedule, which shall form a part of the related Loan Documents and shall be delivered to the Escrow Agent, setting forth the allocation of all Supplemental Interests received by American Capital as between each Loan in such transaction. In addition, American Capital shall, on a monthly basis and in connection with any transaction or occurrence resulting in any adjustment to any Secured Party’s allocation of, or entitlement to, Pledged Supplemental Interests, prepare a consolidated schedule in a format reasonably acceptable to the Secured Parties, setting forth the Pledged Supplemental Interests subject to this Agreement at such time and identifying each Secured Party’s allocation thereof, and shall deliver a copy of such schedule to each Secured Party and the Escrow Agent.

Section 9. Remedies; Pro Rata Sharing; Escrow Agent to Act.

(a) Remedies; Pro Rata Sharing. If American Capital shall fail to perform any Secured Obligation, each Secured Party, or the Escrow Agent on behalf of such Secured Party may, subject to Section 9(b), exercise from time to time any and all rights and remedies available to it as a secured party upon default (under the UCC in the relevant jurisdiction(s)) with respect to the Collateral. Following American Capital’s failure to perform any Secured Obligation, the Secured Parties shall share all collections, payments and recoveries with respect to any Pledged Supplemental Interests based upon their respective Pro Rata Share of such Pledged Supplemental Interests. If any of the Secured Parties receives any collections, payments or recoveries on account of their interest in any Pledged Supplemental Interests in a greater proportion than their Pro Rata Share, such Person agrees to hold any such amounts in trust for each other Secured Party having an interest in such collections, payments or recoveries, and, promptly upon demand from such other Secured Party, pay over to such other Secured Party an amount such that after such payment over, each Secured Party will have received its Pro Rata Share of such collections, payments and recoveries.

(b) Escrow Agent to Act. For so long as this Agreement shall be in effect, the Secured Parties shall refrain from taking, and the Escrow Agent shall take, any action specified in Section 9(a) when so requested in writing by each Secured Party in each case to the extent that such Secured Party’s interest in the applicable Pledged Supplemental Interest would be affected by such action. In the event that the Escrow Agent shall receive conflicting instructions as to any action to be taken with respect to any Pledged Supplemental Interests, the Escrow Agent shall give effect to such instructions only to the extent of each Secured Party’s Pro Rata Share of the Pledged Supplemental Interests, and any conflicting instructions shall be null and void to the extent that any Secured Party’s instruction would affect the Pledged Supplemental Interests of another Secured Party. In the absence of any direction from the Secured Parties, the Escrow Agent will administer the Pledged Supplemental Interests and take such action with respect thereto as it deems to be in the best interest of the Secured Parties.

Section 10. Security Interest Absolute. All rights of the Escrow Agent and the Secured Parties, and the security interest granted hereunder, and all of the obligations of American Capital hereunder, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of the Purchase Agreements or other agreement or instrument relating thereto;

(b) any change in any term of all or any of the obligations of American Capital under the Purchase Agreements, or any other amendment or waiver of or any consent to any departure from any provision of the Purchase Agreements; or

(c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, American Capital or any third party.

Section 11. Release of Pledged Supplemental Interests. The Secured Parties will, to the extent requested by American Capital by delivery of a duly completed Request for Release of Pledged Supplemental Interests in the form of Annex B hereto, upon the satisfaction of the conditions set forth therein and subject to the accuracy of the representations and warranties of American Capital set forth therein, release its interest in the applicable Pledged Supplemental Interests and, in connection therewith, execute and deliver to American Capital any assignments, termination statements or other releases, instruments and other documents as American Capital may reasonably request in order to effect the release and transfer of such Supplemental Interests; provided, however, that no Secured Party shall make any representation or warranty, express or implied, with respect to any such Supplemental Interests in connection with the release thereof.

Section 12. Escrow Agent.

(a) Duties; etc. The Escrow Agent shall be obligated, and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action solely in accordance with this Agreement, including, without limitation, those rights and actions specified in Section 9.

(b) Removal. The Escrow Agent may be removed, with or without cause, by the Secured Parties (with the consent of each Secured Party) by notice given in writing to the Escrow Agent (an “Escrow Agent Termination Notice”); provided, however, notwithstanding its receipt of an Escrow Agent Termination Notice, the Escrow Agent shall continue to act in such capacity until a successor Escrow Agent (i) has been appointed by, and with the consent of each of, the Secured Parties, (ii) has agreed to act as the Escrow Agent hereunder, and (iii) has received all documents held by the Escrow Agent being removed. Upon the Escrow Agent’s receipt of the Escrow Agent Termination Notice and the designation of a successor Escrow Agent by the Secured Parties, the Escrow Agent agrees that it will terminate its activities as Escrow Agent hereunder and deliver to such successor Escrow Agent all documents in its possession relating to the Pledged Supplemental Interests.

(c) Resignation. The Escrow Agent shall not resign from the obligations and duties hereby imposed on it except upon the Escrow Agent’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Escrow Agent could take to make the performance of its duties hereunder permissible under such Applicable Law. Any such determination permitting the resignation of the Escrow Agent shall be evidenced as to clause (i) above by an opinion of counsel to such effect delivered to the Secured Parties in a form reasonably acceptable to the Secured Parties. No such resignation shall become effective until a successor Escrow Agent, appointed by the Secured Parties (with the consent of each Secured Party), shall have assumed the responsibilities and obligations of the Secured Parties hereunder.

(d) After Resignation or Removal. After any predecessor Escrow Agent’s resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Escrow Agent. Upon its resignation, any Escrow Agent shall be entitled to payment by American Capital of all reasonable expenses incurred by it in acting as Escrow Agent hereunder. American Capital agrees to execute and deliver to any successor Escrow Agent appointed hereunder all such documents as may be necessary to preserve and protect the rights of the Secured Parties. Any corporation into which the Escrow Agent may be merged or with which it may be consolidated or converted, or to which substantially all of its corporate trust business may be transferred, shall automatically succeed to all of the rights and obligations of its predecessor and shall become the Escrow Agent hereunder without further action on the part of any of the parties hereto.

(e) UCC Matters. For the purposes of this Agreement, the “jurisdiction” of the Escrow Agent with respect to matters governed by the UCC shall be the State of Minnesota.

Section 13. Indemnification. American Capital hereby agrees to indemnify the Escrow Agent and each Secured Party (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any Indemnified Party arising out of this Agreement or the pledge of the Pledged Supplemental Interests pursuant to the Purchase Agreements; provided, however, that American Capital shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of such Indemnified Party.

Section 14. Amendments. This Agreement and the rights and obligations of the parties hereunder may not be amended, waived or changed orally, but only with written consent of each party that is a signatory hereto.

Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 16. Notices. All demands, notices and communications hereunder shall be in writing and addressed or delivered to each party at its address set forth under its name on the signature pages hereto.

Section 17. Expenses. American Capital will pay upon demand to the Escrow Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Escrow Agent may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Supplemental Interests, (c) the exercise or enforcement of any of the rights of the Escrow Agent or the Secured Parties, or (d) the failure of American Capital to perform or observe any of the provisions hereof.

Section 18. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Escrow Agent or the Secured Parties, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

Section 19. Counterparts. This Agreement may be executed in two or more counterparts including facsimile transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 20. Binding Effect; Assignment; Third-Party Beneficiaries. This Agreement shall inure to the benefit of and the obligations thereunder shall be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement is not assignable by American Capital without the prior written consent of the Escrow Agent, the Secured Parties and the Deal Agent. Simultaneously with the execution and delivery of this Agreement or, as applicable, a joinder hereto, ACS Funding Trust I and each Securitization Entity shall assign all of their respective right, title and interest herein to (i) in the case of ACS Funding Trust I, the Deal Agent, as agent for the secured parties under the Loan Funding Agreement as provided in the Loan Funding Agreement and (ii) in the case of each Securitization Entity, the Securitization Agent under the applicable Securitization Documents, as provided in the Securitization Documents, to which assignment American Capital hereby expressly consents. American Capital agrees that the Deal Agent, as agent for the secured parties under the Loan Funding Agreement, and each Securitization Agent, as agent for the secured parties under the applicable Securitization Documents, shall be a third-party beneficiary hereof. The Deal Agent, as agent for the secured parties under the Loan Funding Agreement, and each Securitization Agent, as agent for the secured parties under the applicable Securitization Documents, may enforce the provisions of this Agreement, exercise the rights of a Secured Party and enforce the obligations of American Capital hereunder as provided in the Loan Funding Agreement or applicable Securitization Documents.

Section 21. Attorney-in-Fact. American Capital hereby irrevocably appoints the Escrow Agent, as American Capital’s attorney-in-fact, with full authority in the place and stead of American Capital and in the name of American Capital or otherwise, from time to time in Escrow Agent’s discretion, to take any action and to execute any instrument that the Escrow Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to file any claims or take any action or institute any proceedings that the Escrow Agent may deem necessary or desirable for the collection of any of the Pledged Supplemental Interests. It is understood and agreed that the appointment of the Escrow Agent as attorney-in-fact of American Capital for the purposes set forth above is coupled with an interest and is irrevocable. With respect to any action taken pursuant this Section 21, the Escrow Agent shall not be liable for any acts of omission or commission nor for any misconduct other than its gross negligence or willful misconduct.

Section 22. Waiver of Set-Off. With respect to any amounts payable by American Capital or the Secured Parties hereunder, Escrow Agent hereby expressly waives any right to set-off that it may have (or to which it may became entitled) against American Capital, the Secured Parties or any of their respective assets.

Section 23. No Proceedings.

(a) Each party which is a signatory hereto each hereby agrees that it will not institute against any conduit lender under the Loan Funding Agreement or any applicable Securitization

Documents, or join any other Person in instituting against any conduit lender under the Loan Funding Agreement or any applicable Securitization Documents, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of “Insolvency Event” in each Loan Funding Agreement) so long as any commercial paper notes issued by any such conduit lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding.

(b) Each party which is a signatory hereto (other than the Secured Parties) each hereby agrees that it will not institute against any Buyer, or join any other person in instituting against any Buyer, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of “Insolvency Event” in the Loan Funding Agreement or the corresponding defined term under any applicable Securitization Documents) so long as there shall not have elapsed one year plus one day since the “Collection Date” under the Loan Funding Agreement or corresponding date under any applicable Securitization Documents.

(c) The foregoing shall not limit any Secured Party’s right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any other Person. The provisions of this Section 23 shall survive the termination of this Agreement.

Section 24. Effectiveness of Provisions Relating to Securitization Documents and Credit Facility. Notwithstanding anything to the contrary contained herein, the provisions of this Agreement relating to Securitization Documents and/or Credit Facilities shall not become operative until the applicable Securitization Agent and/or Lender Agent shall have executed and delivered to each of the parties hereto an executed counterpart of the joinder agreement attached hereto as Annex C hereto agreeing to be bound by all the applicable terms and conditions hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERICAN CAPITAL STRATEGIES, LTD.

By

Name:
Title:

2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814 Attention: Compliance Officer Facsimile No.: (301) 654-6714 Confirmation No.: (301) 951-6122

ACS FUNDING TRUST I

By:	American Capital Strategies, Ltd., as Servicer

By

Name:

Title:

2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814 Attention: Compliance Officer Facsimile No.: (301) 654-6714 Confirmation No.: (301) 951-6122

[Signatures Continued on the Following Page]

S-1	Second Amended & Restated Pledge and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By

Name:

Title:

MAC 9311-161 Sixth and Marquette Avenue Minneapolis, MN 55479 Attention: Corporate Trust Services Asset-Backed Administration Facsimile No.: (612) 667-3539 Confirmation No.: (612) 667-8058

[Signatures Continued on the Following Page]

S-2	Second Amended & Restated Pledge and Security Agreement

Acknowledged and agreed:

WACHOVIA CAPITAL MARKETS, LLC, as Deal Agent

By:

Name:

Title:

Wachovia Capital Markets, LLC

One Wachovia Center, Mail Code: NC0610

Charlotte, North Carolina 28288

Attention: Raj Shah

Facsimile: (704) 383-4012

Confirmation No.: (704) 374-6230

[Signatures Continued on the Following Page]

S-3	Second Amended & Restated Pledge and Security Agreement

BRANCH BANKING AND TRUST COMPANY, as Agent for the Secured Parties under the Credit Agreement

By

Name:

Title:

1909 K Street, NW
2nd Floor
Washington, DC 20006

S-4	Second Amended & Restated Pledge and Security Agreement

Annex A to Second Amended and Restated Pledge and Security Agreement

The following terms are used in the Second Amended and Restated Pledge and Security Agreement to which this Annex A relates with the meanings provided herein. Ancillary capitalized terms used but not defined herein are used with the meanings provided in the applicable Loan Funding Agreement or Credit Agreement.

“Collateral” has the meaning provided in Section 2 hereof.

“Collection Date” means the date following (i) the Termination Date under the applicable Loan Funding Agreement or (ii) the Facility Termination Date under the Credit Agreement on which the Obligations have been reduced to zero and indefeasibly paid in full other than contingent indemnification obligations.

“Loan” means any senior or subordinate loan arising from the extension of credit to an obligor by the American Capital in the ordinary course of the American Capital’s business, monies due or owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan receivable and all Proceeds.

“Loan Funding Agreement” means that certain Amended and Restated Loan Funding and Servicing Agreement, dated as of June 13, 2003, by and between American Capital, as the servicer, ACS Funding Trust I, as the borrower, VFCC, as the conduit lender, WCM, as the deal agent, Wachovia Bank, National Association, as the swingline lender, and Wells Fargo, as the backup servicer and collateral custodian, as amended, modified, waived, supplemented or restated from time to time.

“Obligations” means the “Obligations” as defined in the Loan Funding Agreement or the Credit Agreement, as applicable.

“Pledged Supplemental Interests” means, with respect to any Supplemental Interests allocated by American Capital in accordance with Section 8(d) to any Loan sold or granted by American Capital to any Secured Party under a Purchase Agreement prior to the applicable Collection Date, the aggregate amount of such Supplemental Interests to which the Secured Parties are entitled (as set forth on a schedule forming a part of the related Loan Documents) as security under the applicable Purchase Agreement; provided, however, that the amount of Supplemental Interests allocated to a Loan by American Capital shall be determined by reference to the initial allocation of such Supplemental Interests made in connection with the initial closing of the related Loan, unless a later allocation made by American Capital would result in a greater proportion of such Supplemental Interests becoming Pledged Supplemental Interests hereunder.

“Pro Rata Share” has the meaning provided in Section 3(a) hereof.

“Related Property” means, with respect to any Loan, any property or other assets of the obligor thereunder pledged as collateral to secure the repayment of such Loan.

“Secured Obligations” has the meaning provided in Section 5 hereof.

“Supplemental Interests” means with respect to any Loan, any warrants, equity or other equity interests or interests convertible into or exchangeable for any such interests received by the American Capital from the obligor in connection with such Loan.

“Termination Date” has the meaning provided in each Loan Funding Agreement or the Credit Agreement, as applicable.

“Transaction Documents” has the meaning provided in each applicable Loan Funding Agreement or the Credit Agreement, as applicable.

“Underlying Note” means the promissory note of an Obligor evidencing a Loan.

Annex B to Pledge and Security Agreement

REQUEST FOR RELEASE OF PLEDGED SUPPLEMENTAL INTERESTS

ACS Funding Trust I

ACS Funding Trust II

BB&T

To:	Wells Fargo Bank, National Association, as the Escrow Agent

Re:	Second Amended and Restated Pledge and Security Agreement, dated as of March 25, 2004

Date:	[ ] [ ], [ ]

In connection with the administration of the Collateral held by you in your capacity as Escrow Agent under the Second Amended and Restated Pledge and Security Agreement dated as of March [            ], 2004, among American Capital, ACS Funding Trust I, Branch Banking and Trust Company and Wells Fargo (the “Pledge Agreement”), we request the release, and, subject to any approvals required by the Pledge Agreement as set forth below, acknowledge receipt, of the Pledged Supplemental Interests for the Loan described below, for the reason indicated. Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

Section 1. Pledged Supplemental Interest Information.

(a)	Obligor Name, Address & Zip Code:

[NAME]

[ADDRESS & ZIP CODE]

(b)	Loan: $ [Loan Type] Loan

(c)	Pledged Supplemental Interests (List amounts by Secured Party):

Pledged Supplemental Interest	Amount	Secured Party

Section 2. Reason for Requesting Release and Required Representations.

(a)	Related Loan paid in full and Pledged Supplemental Interests to be released pursuant to Section 8.3 of the Funding Trust I Purchase Agreement and/or Section

8.03 of the Credit Agreement and/or Section [ ] of any applicable Securitization Documents.

(1) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by ACS Funding Trust I and/or any Securitization Agent, as follows:

(i) all amounts received in connection with the payment in full of the Loan have been credited to the Collection Account;

(ii) as of the date hereof, no Overcollateralization Shortfall (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists;

(iii) as of the date hereof, no Termination Event or Unmatured Termination Event (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists;

(2) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by BB&T and/or any Lender Agent, as follows:

(i) the conditions to the release of the applicable Pledged Supplemental Interests set forth in Section 8.03 of the Credit Agreement have been satisfied or waived in writing;

(ii) as of the date hereof, no Default or Event of Default (in each case, as defined in the Credit Agreement) exists; and

(iii) as of the date hereof, the Required Advance Reduction Amount (as defined in the Credit Agreement) is zero.

(b) Related Loan liquidated.

(1) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by ACS Funding Trust I and/or any Securitization Agent, as follows:

(i) all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account have been credited to the Collection Account;

(ii) as of the date hereof, no Overcollateralization Shortfall (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists; and

(iii) as of the date hereof, no Termination Event or Unmatured Termination Event (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists.

(2) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by BB&T and/or any Lender Agent, as follows:

(i) all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account;

(ii) as of the date hereof, no Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement) exists under the Credit Agreement; and

(iii) as of the date hereof, the Required Advance Reduction Amount (as defined in the Credit Agreement) is zero.

(c) Related Loan in foreclosure.

(1) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by ACS Funding Trust I and/or any Securitization Agent, as follows:

(i) as of the date hereof, no Overcollateralization Shortfall (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists; and

(ii) as of the date hereof, no Termination Event or Unmatured Termination Event (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists.

(2) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by BB&T and/or any Lender Agent, as follows:

(i) as of the date hereof, no Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement) exists under the Credit Agreement;

(ii) the exercise of rights under such Supplemental Interest with respect to such Pledged Loan are reasonably necessary for the enforcement of such Pledged Loan; and

(iii) as of the date hereof, the Required Advance Reduction Amount (as defined in the Credit Agreement) is zero.

(d) Related Loan substituted pursuant to Section 2.04 of the Funding Trust I Purchase Agreement and/or Section [ ] of any applicable Securitization Documents.

The Servicer hereby represents and warrants as follows:

(i) as of the date hereof, all conditions to the substitution of the related Loan in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable, have been satisfied or waived in writing;

(ii) as of the date hereof, no Overcollateralization Shortfall (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists; and

(iii) as of the date hereof, no Termination Event or Unmatured Termination Event (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists.

The parties hereto acknowledge and agree that a release of Pledged Supplemental Interests in connection with a substitution pursuant to Section 2.04 of the Funding Trust I Purchase Agreement or Section [            ] any Securitization Documents, as applicable, shall not result in a release of any of BB&T’s Pro Rata Share of such Pledged Supplemental Interests.

(e) Related Loan being released pursuant to Section 2.17 of the Funding Trust I Purchase Agreement and/or Section 2.17 of the Credit Agreement and/or Section 2.17 of any applicable Securitization Documents in connection with a Lien Release Dividend.

(1) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by ACS Funding Trust I and/or any Securitization Agent, as follows:

(i) as of the date hereof, all conditions to the substitution for the related Loan in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable, have been fully satisfied or waived in writing;

(ii) as of the date hereof, no Overcollateralization Shortfall (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists;

(iii) as of the date hereof, no Termination Event or Unmatured Termination Event (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists;

(2) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by BB&T and/or any Lender Agent, as follows:

(i) as of the date hereof, no Event of Default (as defined in the Credit Agreement) exists under the Credit Agreement; the Revolving Period Termination Date (as defined in the Credit Agreement) has not occurred thereunder; and all conditions of Section 2.l7 of the Credit Agreement have been fully satisfied;

(3) The Servicer hereby represents and warrants that, immediately upon giving effect to the Lien Release Dividend, each Secured Party’s interest in the Pledged Supplemental Interests shall be apportioned as follows:

Pledged Supplemental Interest	Secured Party	Amount Released by Secured Party	Amount Retained by Secured Party

(f)	Other (provide narrative):

(1) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by ACS Funding Trust I and/or any Securitization Agent, as follows:

(i) as of the date hereof, no Overcollateralization Shortfall (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists; and

(ii) as of the date hereof, no Termination Event or Unmatured Termination Event (as defined in any of the Funding Trust I Purchase Agreement or any Securitization Documents, as applicable) exists.

(2) The Servicer hereby represents and warrants, in the case of Pledged Supplemental Interests to be released by BB&T and/or any Lender Agent, as follows:

(i) as of the date hereof, no Default or Event of Default (in each case, as defined in the Credit Agreement) exists; and

(ii) as of the date hereof, the Required Advance Reduction Amount (as defined in the Credit Agreement) is zero.

Section 3. Conditions to Release.

(a) If Item (a) or (d) in Section 2 is checked, please release to us all Pledged Supplemental Interests identified in Section 1 relating to the applicable Loan.

(b) If Item (b), (c) or (e) in Section 2 is checked, upon receipt of the signatures of each party listed on the signature pages hereto having an interest in the Pledged Supplemental Interests, please release to us (i) in the case of Items (b) or (c), all Pledged Supplemental Interests identified in Section 1 relating to the applicable Loan, and (ii) in the case of Item (e), the Pledged Supplemental Interests identified in the table in paragraph (3) of Item 5 under the heading “Amount Released by Secured Party”.

(c) If Item (f) in Section 2 is checked, upon receipt of the signatures of each party listed on the signature pages hereto having an interest in the Pledged Supplemental Interests (which signatures shall not be unreasonably withheld if the conditions precedent to the requested release have been satisfied), please release to us all Pledged Supplemental Interests identified in Section 1 relating to the applicable Loan, and in all cases involving an exercise or exchange of the Pledged Supplemental Interests for another security in the related Obligor, if we have indicated in the narrative provided in Item 6 that a specified amount of securities will be returned to your custody following the exercise or exchange of the Pledged Supplemental Interests, upon our return of any such securities of the related Obligor to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

AMERICAN CAPITAL STRATEGIES, LTD., as the Servicer

By:

Name:
Title:

Pledged Supplemental Interests (or appropriate substitutes therefor) returned to Escrow Agent:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:

Name:
Title:

Authorization for Release of Pledged Supplemental Interests by Secured Parties:

WACHOVIA CAPITAL MARKETS, LLC, as Deal Agent

By:

Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as Agent for the Secured Parties under the Credit Agreement

By:

Name:
Title:

Annex C to Second Amended and Restated Pledge and Security Agreement

JOINDER IN SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

As required by Section 24 of the Second Amended and Restated Pledge and Security Agreement, dated as of March [            ], 2004 (such agreement as amended, modified, supplemented or restated from time to time, the “Agreement”), [NAME OF SECURITIZATION AGENT] [NAME OF LENDER AGENT], a [JURISDICTION OF FORMATION] [ORGANIZATIONAL FORM], hereby agrees to be bound by all the terms and provisions of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this joinder in the Agreement as of this [            ] day of [            ], 200[        ].

[SECURITIZATION AGENT] [LENDER AGENT]

By:

Name:

Title:

Address for Notices:

[Securitization Agent] [Lender Agent]

[                                                            ]

[                                                            ]

Attention: [                                           ]

Telephone: [                                        ]

Facsimile: [                                         ]

Schedule I to Pledge and Security Agreement

ALLOCATION OF SUPPLEMENTAL INTERESTS AS OF MARCH 25, 2004

See Attached